                                                                   Exhibit (99a)
                        KEYCORP STUDENT LOAN TRUST 1999-A
                          CERTIFICATEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  June 27, 2001

(i)     Amount of principal being paid or distributed:

        (a)    Certificates       (1)          $0.00
                                         --------------
                                  (2)       $       -  , per $1,000 original principal amount of the Certificates)
                                         --------------

(ii)    Amount of interest being paid or distributed on:

        (a)    Certificates       (1)       $496,048.67     5.6100000% (Based on Student Loan Rate)
                                         --------------
                                  (2)     $ 0.0000143  , per $1,000 original principal amount of the Certificates)
                                         --------------

        (b)    (1)    3 Mo. Libor for the reporting period from the previous Distribution Date was:  6.4637500%
                                                                                                     ----------
               (2)    The Student Loan Rate was:    7.6625548%
                                               ----------------------


(iii)   Amount of Certificateholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
        (a)    Distributed:           (1)         $0.00
                                             --------------
                                      (2)      $        -  , per $1,000 original principal amount of the Certificates)
                                             --------------
        (b)    Balance:               (1)      $        -
                                             --------------
                                      (2)      $        -  , per $1,000 original principal amount of the Certificates)
                                             --------------

(iv)    Pool Balance at end of related Collection Period:        $592,703,692.78
                                                                ----------------

(v)     After giving effect to distributions on this Distribution Date:

        (a)    (1)    Certificate Balance:            $34,600,000.00
                                               ---------------------------
               (2)    Certificate Pool Factor:            1.00000000
                                               ---------------------------


(vi)    (a)    (1)    Amount of Servicing Fee for  related Collection Period:      $665,344.61
                                                                             ---------------------------
               (2)     $ 19.2296130  , per $1,000 original principal amount of the Notes.
                      ---------------
        (b)    Amount of Excess Servicing Fee being distributed and remaining balance (if any):
               (1)    Distributed:           $0.00
                                     ---------------------
                                       $             -    , per $1,000 original principal amount of the Certificates)
                                     ---------------------
               (2)    Balance:               $0.00
                                     ---------------------
                                       $             -    , per $1,000 original principal amount of the Certificates)
                                     ---------------------
        (c)    Amount of Administration Fee for related Collection Period:      $3,000.00
                                                                           ---------------------

                                 $ 0.0867052   , per $1,000 original principal amount of the Certificates)
                               ----------------

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
(vii)   (a)    Aggregate amount of Realized Losses (if any) for the related Collection Period:     $752.61
                                                                                              ---------------
        (b)    Delinquent Contracts                 # Disb.              %                     $ Amount                %
                                                    -------            -----                    --------             -----
               30-60 Days Delinquent                  1,082            1.40%                 $ 13,368,994            2.91%
               61-90 Days Delinquent                    567            0.73%                 $  6,785,478            1.48%
               91-120 Days Delinquent                   418            0.54%                 $  5,016,171            1.09%
               More than 120 Days Delinquent            566            0.73%                 $  6,421,233            1.40%
               Claims Filed Awaiting Payment            302            0.39%                 $  3,293,764            0.72%
                                                    ---------        --------               --------------         --------
                  TOTAL                               2,935            3.80%                 $ 34,885,640            7.58%

(viii)  Amount in the Reserve Account:  $1,856,569.28
                                      -----------------

(ix)    Amount in the Prefunding Account:    $0.00
                                         --------------

(x)     Amount in the Subsequent Pre-Funding Subaccount at the end of the Subsequent Funding Period to
        be distributed as a payment of principal in respect of Notes:       $0.00
                                                                     -------------------

(xi)    Amount in the Other Additional Prefunding Account at the end of the Subsequent Funding Period
        to be distributed as a payment of principal in respect of Notes:    $0.00
                                                                     -------------------

(xii)   (a)    Cumulative TERI Claims Ration as of Distribution Date    6.32%
                                                                    --------------
        (b)    TERI Trigger Event has not occured.
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